UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05877

Dreyfus Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/17

The shareholders' report for the Registrant is incorporated by reference to the Form N-CSR, filed with the Securities and Exchange Commission on January 30, 2018 under the submission number 0000855887-18-000002.

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Strategic Municipal Bond Fund, Inc.

ANNUAL REPORT November 30, 2017

Dreyfus Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Strategic Municipal Bond Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 2016 through November 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. U.S. and international stocks continued to rally in 2017 as corporate earnings grew, global economic conditions improved, and tax reform legislation appeared to make progress. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over much of 2017.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2016 through November 30, 2017, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended November 30, 2017, Dreyfus Strategic Municipal Bond Fund, Inc. achieved a total return of 7.42% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.498 per share, which reflects an annualized distribution rate of 5.93%.2

Municipal bonds produced positive returns when moderating long-term interest rates and favorable supply-and-demand dynamics more than offset bouts of market weakness early and late in the reporting period. The fund particularly benefited from its focus on longer-term, income-oriented securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

The fund also has issued auction-rate preferred stock (ARPS), a percentage of which remains outstanding from its initial public offering, and has invested the proceeds in a manner consistent with its investment objective. This, along with the fund’s participation in secondary inverse floater structures, has the effect of “leveraging” the portfolio, which can magnify gain and loss potential depending on market conditions.

Over time, many of the fund’s older, higher-yielding bonds have matured or were redeemed by their issuers. We have attempted to replace those bonds with investments consistent with the fund’s investment policies. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually look to sell bonds that are close to their optional redemption date or maturity.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

Uncertainty regarding potential changes in tax policy in the wake of the 2016 U.S. presidential election sparked sharp market declines early in the reporting period. In addition, market performance had been dampened by a flood of new securities as issuers sought to lock in low financing rates in advance of short-term interest-rate hikes from the Federal Reserve Board (the “Fed”).

These negative trends quickly reversed, and municipal bonds rebounded steadily from low valuations over the ensuing months as the supply of newly issued securities moderated and investor demand increased. However, municipal bonds encountered renewed weakness in the closing months of the reporting period when tax reform legislation made progress and investors increasingly expected further interest-rate hikes from the Fed. Nonetheless, municipal bonds produced higher returns than comparable U.S. Treasury securities for the reporting period overall.

DISCUSSION OF FUND PERFORMANCE (continued)

Although growth in tax revenues has slowed and several states are facing pressure from underfunded pension systems, credit conditions have remained stable for most municipal issuers.

Longer-Term Securities Supported Fund Results

The fund produced a strongly positive total return and a competitive dividend distribution rate during the reporting period, in part due to emphasis on securities with 20- to 30-year maturities and generally light exposure to bonds with maturities in the five-year range. In addition, a gradual reduction in the fund’s average duration over the reporting period helped cushion the brunt of market weakness in the fall.

Overweighted exposure to revenue-backed bonds, and commensurately lighter positions in lower yielding general obligation bonds, also produced favorable results. The fund further benefited from its security selection strategy, most notably a focus on higher-yielding, longer-term municipal bonds with strong income characteristics. The fund achieved especially helpful results through investments in bonds backed by revenues from special taxes, public power utilities, health care facilities, and the states’ settlement of litigation with U.S. tobacco companies.

On a more negative note, the fund’s holdings of short-term escrowed bonds dampened its performance, as did weakness among insured bonds from Puerto Rico. The fund’s leveraging strategy was undermined to a degree by higher financing costs when short-term interest rates climbed.

A Constructive Investment Posture

We believe that current market volatility surrounding tax reform legislation will ease in early 2018. Indeed, if the current proposal is enacted into law, we expect the supply of newly issued municipal bonds to decrease, while demand should remain robust from individuals in the higher tax brackets. These favorable supply-and-demand dynamics should support municipal bond prices. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates. Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding, longer-term revenue bonds.

December 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 31, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

SELECTED INFORMATION
November 30, 2017 (Unaudited)

Market Price per share November 30, 2017		$ 8.40
Shares Outstanding November 30, 2017		49,337,173
New York Stock Exchange Ticker Symbol		DSM
MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended November 30, 2017
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	February 28, 2017	May 31, 2017	August 31, 2017	November 30, 2017
High	$8.47	$8.51	$8.83	$8.63
Low	7.94	8.12	8.37	8.39
Close	8.46	8.46	8.65	8.40
PERCENTAGE GAIN (LOSS) based on change in Market Price†
November 22, 1989 (commencement of operations) through November 30, 2017				446.78%
December 1, 2007 through November 30, 2017				108.4
December 1, 2012 through November 30, 2017				18.18
December 1, 2016 through November 30, 2017				10.46
March 1, 2017 through November 30, 2017				3.79
June 1, 2017 through November 30, 2017				2.27
September 1, 2017 through November 30, 2017				(1.44)

NET ASSET VALUE PER SHARE
November 22, 1989 (commencement of operations)				$9.32
November 30, 2016				8.19
February 28, 2017				8.36
May 31, 2017				8.48
August 31, 2017				8.48
November 30, 2017				8.29
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
November 22, 1989 (commencement of operations) through November 30, 2017				479.01%
December 1, 2007 through November 30, 2017				85.83
December 1, 2012 through November 30, 2017				22.78
December 1, 2016 through November 30, 2017				7.42
March 1, 2017 through November 30, 2017				3.66
June 1, 2017 through November 30, 2017				0.69
September 1, 2017 through November 30, 2017				(0.78)
† With dividends reinvested.

STATEMENT OF INVESTMENTS
November 30, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0%
Alabama - 4.0%
Birmingham Special Care Facilities Financing Authority, Improvement Revenue (Methodist Home for the Aging)	5.50	6/1/30	1,800,000		2,012,004
Birmingham Special Care Facilities Financing Authority, Improvement Revenue (Methodist Home for the Aging)	6.00	6/1/50	2,750,000		3,075,490
Jefferson County, Sewer Revenue Warrants	0/7.75	10/1/46	6,000,000	[a]	4,987,800
Lower Alabama Gas District, Gas Project Revenue	5.00	9/1/46	5,000,000		6,164,400
				16,239,694
Alaska - 2.0%
Northern Tobacco Securitization Corporation of Alaska, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/46	8,465,000		8,057,918
Arizona - 6.3%
Arizona Industrial Development Authority, Education Revenue (BASIS Schools Projects)	5.25	7/1/47	1,500,000	[b]	1,582,530
Phoenix Industrial Development Authority, Education Facility Revenue (BASIS Schools Projects)	5.00	7/1/46	2,000,000	[b]	2,068,720
Phoenix Industrial Development Authority, Education Facility Revenue (BASIS Schools Projects)	5.00	7/1/45	1,000,000	[b]	1,035,010
Phoenix Industrial Development Authority, Education Facility Revenue (Legacy Traditional Schools Project)	6.75	7/1/44	1,000,000	[b]	1,121,350
Phoenix Industrial Development Authority, Education Facility Revenue (Legacy Traditional Schools Projects)	5.00	7/1/45	1,300,000	[b]	1,302,444
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/37	4,550,000		5,555,095

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Arizona - 6.3% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0447), 1/1/2038, (Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue) Recourse	5.00	1/1/38	13,198,367	[b,c]	13,235,525
				25,900,674
California - 16.3%
California, GO (Various Purpose)	5.75	4/1/31	7,800,000		8,247,954
California, GO (Various Purpose)	6.00	3/1/33	2,250,000		2,473,358
California, GO (Various Purpose)	6.50	4/1/33	5,000,000		5,336,900
California, GO (Various Purpose)	6.00	11/1/35	5,000,000		5,421,650
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.75	6/1/47	4,695,000		4,730,212
Sacramento County, Airport System Subordinate and Passenger Facility Charges Grant Revenue	6.00	7/1/35	4,000,000		4,106,120
San Buenaventura, Revenue (Community Memorial Health System)	7.50	12/1/41	1,500,000		1,748,460
Santa Margarita/Dana Point Authority, Revenue (Santa Margarita Water District Improvement Districts Numbers 2,3 and 4) (Prerefunded)	5.13	8/1/18	5,000,000	[d]	5,127,550
Tender Option Bond Trust Receipts (Series 2016-XM0379), 7/1/2043, (Los Angeles Department of Water and Power, Water System Revenue) Non-recourse	5.00	7/1/20	5,000,000	[b,c]	5,611,450
Tender Option Bond Trust Receipts (Series 2016-XM0387), 5/15/2038, (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)) Non-recourse	5.00	5/15/21	6,000,000	[b,c]	6,686,370
Tender Option Bond Trust Receipts (Series 2016-XM0390), 5/15/2036, (The Regents of the University of California, General Revenue) Non-recourse	5.00	5/15/21	6,250,000	[b,c]	7,114,875

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
California - 16.3% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0440), 5/15/2031, (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)) Recourse	5.00	5/15/31	5,247,500	[b,c]	5,657,682
Tobacco Securitization Authority, North Tobacco Settlement Revenue (Capital Appreciation-2nd Sub-Asset Backed C)	0.00	6/1/45	26,185,000	[e]	2,460,343
Tuolumne Wind Project Authority, Revenue (Tuolumne Company Project) (Prerefunded)	5.88	1/1/19	2,000,000	[d]	2,093,380
				66,816,304
Colorado - 2.7%
Belleview Station Metropolitan District Number 2, GO	5.13	12/1/46	2,375,000		2,424,614
City & County of Denver CO, Airport Revenue (United Airlines Project)	5.00	10/1/32	1,500,000		1,627,665
Dominion Water and Sanitation District, Tap Fee Revenue	6.00	12/1/46	1,500,000		1,563,435
Tender Option Bond Trust Receipts (Series 2016-XM0385), 3/1/2038, (Board of Governors of the Colorado State University, System Enterprise Revenue) Non-recourse	5.00	3/1/20	4,950,000	[b,c]	5,605,578
				11,221,292
District of Columbia - 5.4%
District of Columbia Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds	0.00	6/15/46	35,000,000	[e]	5,108,950
Tender Option Bond Trust Receipts (Series 2016-XM0437), 12/1/2035, (District of Columbia, Income Tax Secured Revenue) Recourse	5.00	12/1/35	14,828,227	[b,c]	16,786,158
				21,895,108
Florida - 5.3%
Cape Coral Health Facilities Authority, Senior Housing Revenue (Gulf Care, Inc. Project)	5.88	7/1/40	1,600,000	[b]	1,719,648
Mid-Bay Bridge Authority, Springing Lien Revenue (Prerefunded)	7.25	10/1/21	5,000,000	[d]	5,990,400

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Florida - 5.3% (continued)
Palm Beach County Health Facilities Authority, Retirement Community Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group) (Prerefunded)	5.50	11/15/20	6,825,000	[d]	7,571,518
Saint Johns County Industrial Development Authority, Revenue (Presbyterian Retirement Communities Project) (Prerefunded)	6.00	8/1/20	3,500,000	[d]	3,887,520
South Lake County Hospital District, Revenue (South Lake Hospital, Inc.)	6.25	4/1/39	2,500,000		2,625,025
				21,794,111
Georgia - 3.5%
Atlanta, Water and Wastewater Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	11/1/34	275,000		292,449
Atlanta, Water and Wastewater Revenue (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	11/1/19	725,000	[d]	774,815
Atlanta, Water and Wastewater Revenue (Prerefunded)	6.00	11/1/19	4,865,000	[d]	5,267,579
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.25	7/1/40	1,000,000		1,165,420
Tender Option Bond Trust Receipts (Series 2016-XM0435), 10/1/2043, (Private Colleges and Universities Authority, Revenue (Emory University)) Recourse	5.00	10/1/43	6,000,000	[b,c]	6,768,810
				14,269,073
Hawaii - 1.8%
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaii Pacific Health Obligated Group)	5.63	7/1/30	2,500,000		2,706,725
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Company)	4.00	3/1/37	2,500,000		2,592,250

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Hawaii - 1.8% (continued)
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	2,000,000		2,149,180
				7,448,155
Illinois - 9.8%
Chicago, GO (Project and Refunding Series)	6.00	1/1/38	3,000,000		3,445,380
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/39	2,330,000		2,521,503
Chicago O'Hare International Airport, Revenue (General Airport Third Lien)	5.63	1/1/35	580,000		640,198
Chicago O'Hare International Airport, Revenue (General Airport Third Lien) (Prerefunded)	5.63	1/1/21	2,420,000	[d]	2,704,907
Illinois, GO	5.00	11/1/27	2,450,000		2,648,720
Illinois, GO	5.00	12/1/39	2,450,000		2,573,603
Illinois Finance Authority, Revenue (Plymouth Place, Inc.)	5.25	5/15/45	1,000,000		1,054,100
Metropolitan Pier and Exposition Authority, Dedicated Tax Revenue (Capital Appreciation-McCormick Place Expansion Project) (Insured; MBIA Insurance Corporation)	0.00	12/15/36	2,500,000	[e]	1,056,025
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	2,500,000		2,685,075
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	6/15/52	3,550,000		3,712,199
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	6/15/53	2,500,000		2,670,225
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.00	6/1/28	3,600,000		4,050,900

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Illinois - 9.8% (continued)
Tender Option Bond Trust Receipts (Series 2017-XM0492), 10/1/2040, (Illinois Finance Authority, Revenue (The University of Chicago)) Non-recourse	5.00	10/1/40	9,000,000	[b,c] 10,185,862
				39,948,697
Iowa - 1.8%
Iowa Finance Authority, Midwestern Disaster Area Revenue (Iowa Fertilizer Company Project)	5.25	12/1/25	5,125,000	5,454,896
Tobacco Settlement Authority of Iowa, Tobacco Settlement Asset-Backed Bonds	5.60	6/1/34	2,000,000	2,012,460
				7,467,356
Kentucky - .7%
Christian County, HR (Jennie Stuart Medical Center)	5.50	2/1/44	2,800,000	3,053,092
Louisiana - 1.4%
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue, Refunding (Westlake Chemical Corporation Project)	3.50	11/1/32	4,650,000	4,661,485
New Orleans, Water Revenue	5.00	12/1/40	1,000,000	1,126,790
				5,788,275
Maine - .6%
Maine Health and Higher Educational Facilities Authority, Revenue (Maine General Medical Center Issue)	7.50	7/1/32	2,000,000	2,262,940
Maryland - 2.0%
Maryland Health and Higher Educational Facilities Authority, Revenue (Adventist HealthCare Issue)	5.50	1/1/46	3,250,000	3,692,000
Tender Option Bond Trust Receipts (Series 2016-XM0391), 7/1/2043, (Mayor and City Council of Baltimore, Project Revenue (Water Projects)) Non-recourse	5.00	7/1/21	4,000,000	[b,c] 4,476,720
				8,168,720
Massachusetts - 9.6%
Massachusetts Development Finance Agency, Revenue, Refunding	7.25	1/1/32	995,000	1,149,046

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Massachusetts - 9.6% (continued)
Massachusetts Development Finance Agency, Revenue, Refunding (Tufts Medical Center Issue) (Prerefunded)	7.25	1/1/21	1,505,000	[d]	1,755,176
Massachusetts Health and Educational Facilities Authority, Revenue (Suffolk University Issue)	6.25	7/1/30	1,730,000		1,853,764
Massachusetts Health and Educational Facilities Authority, Revenue (Suffolk University Issue) (Prerefunded)	6.25	7/1/19	3,270,000	[d]	3,507,108
Massachusetts Housing Finance Agency, Housing Revenue	7.00	12/1/38	4,575,000		4,720,119
Tender Option Bond Trust Receipts (Series 2016-XM0368), 2/1/2034, (Massachusetts Development Finance Agency, Revenue (Harvard University Issue)) Non-recourse	5.25	8/1/18	10,000,000	[b,c]	11,097,250
Tender Option Bond Trust Receipts (Series 2016-XM0372), 4/1/2027, (Massachusetts, Consolidated Loan) Non-recourse	5.00	4/1/19	6,400,000	[b,c]	7,094,432
Tender Option Bond Trust Receipts (Series 2016-XM0386), 5/1/2043, (University of Massachusetts Building Authority, Project and Refunding Revenue) Non-recourse	5.00	5/1/21	7,406,665	[b,c]	8,256,481
				39,433,376
Michigan - 4.5%
Detroit, Water Supply System Senior Lien Revenue	5.00	7/1/31	3,780,000		4,037,040
Detroit, Water Supply System Senior Lien Revenue	5.00	7/1/36	3,290,000		3,504,508
Great Lakes Water Authority, Sewage Disposal System Second Lien Revenue	5.00	7/1/36	2,000,000		2,231,520
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/36	1,000,000		1,103,010
Michigan Strategic Fund, SWDR (Genesee Power Station Project)	7.50	1/1/21	2,180,000		2,145,970

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Michigan - 4.5% (continued)
Royal Oak Hospital Finance Authority, HR (William Beaumont Hospital Obligated Group) (Prerefunded)	8.00	9/1/18	5,000,000	[d]	5,245,900
				18,267,948
Missouri - 1.9%
Missouri Health and Educational Facilities Authority, Revenue (Lutheran Senior Services Projects)	5.00	2/1/46	2,200,000		2,393,248
Saint Louis Land Clearance Redevelopment Authority, Annual Appropriation Redevelopment Revenue (National Geospatial-Intelligence Agency Site Improvements Project)	5.13	6/1/46	5,000,000		5,464,750
				7,857,998
New Jersey - 4.3%
Essex County Improvement Authority, SWDR (Covanta Project)	5.25	7/1/45	1,000,000	[b]	1,005,930
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.50	12/15/29	1,690,000		1,764,867
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/40	4,250,000		4,615,457
New Jersey Economic Development Authority, School Facilities Construction Revenue (Prerefunded)	5.50	6/15/19	3,310,000	[d]	3,503,867
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.70	10/1/39	3,000,000		3,201,780
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	900,000		913,464
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.63	6/1/26	1,600,000		1,605,552
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/41	1,000,000		966,470
				17,577,387

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
New Mexico - 1.3%
Farmington, PCR (Public Service Company of New Mexico San Juan Project)	5.90	6/1/40	5,000,000		5,437,250
New York - 15.6%
Long Island Power Authority, Electric System General Revenue (Prerefunded)	6.25	4/1/19	3,000,000	[d]	3,182,910
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	1,715,000		1,796,823
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.25	11/15/18	6,650,000	[d]	6,960,156
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.25	11/15/18	60,000	[d]	62,798
New York City Educational Construction Fund, Revenue	6.50	4/1/28	2,785,000		3,202,611
New York Convention Center Development Corporation, Senior Lien Revenue (Hotel Unit Fee Secured)	0.00	11/15/47	5,600,000	[e]	1,797,936
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	5,500,000	[b]	5,916,955
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/26	500,000		535,820
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	3,000,000		3,284,310
Niagara Area Development Corporation, Solid Waste Disposal Facility Revenue (Covanta Energy Project)	5.25	11/1/42	2,000,000	[b]	2,001,320
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/36	4,710,000		5,238,462
Tender Option Bond Trust Receipts (Series 2016-XM0370), 11/1/2025, (New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue) Non-recourse	5.25	11/1/18	5,000,000	[b,c]	5,499,075

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
New York - 15.6% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0436), 6/15/2044, (New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue) Recourse	5.00	6/15/44	12,600,000	[b,c]	13,990,032
Tender Option Bond Trust Receipts (Series 2016-XM0438), 11/1/2027, (New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue) Recourse	5.50	11/1/27	5,000,000	[b,c]	5,527,887
Tender Option Bond Trust Receipts (Series 2016-XM0439), 5/1/2030, (New York City Transitional Finance Authority, Future Tax Secured Revenue) Recourse	5.00	5/1/30	4,488,203	[b,c]	4,697,329
				63,694,424
North Carolina - 3.0%
North Carolina Medical Care Commission Retirement Facilities, Revenue, Refunding (United Methodist Retirement Homes)	5.00	10/1/47	1,350,000		1,485,041
Tender Option Bond Trust Receipts (Series 2016-XM0444), 6/1/2042, (North Carolina Medical Care Commission, Health Care Facilities Revenue (Duke University Health System)) Recourse	5.00	6/1/42	10,000,000	[b,c]	10,786,840
				12,271,881
Ohio - 7.8%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	5.88	6/1/30	2,000,000		1,904,580
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	0.00	6/1/47	13,000,000	[e]	822,900
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	6.50	6/1/47	11,285,000		11,228,688
Butler County, Hospital Facilities Revenue (UC Health)	5.50	11/1/40	2,040,000		2,233,106
Butler County, Hospital Facilities Revenue (UC Health) (Prerefunded)	5.50	11/1/20	960,000	[d]	1,062,211

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Ohio - 7.8% (continued)
Centerville, Health Care Revenue (Graceworks Lutheran Services)	5.25	11/1/47	1,500,000		1,594,005
Cuyahoga County Hospital, Revenue (The Metrohealth System)	5.00	2/15/57	1,000,000		1,061,240
Hamilton County, Healthcare Improvement Revenue (Life Enriching Communities Project)	5.00	1/1/51	1,750,000		1,880,918
Ohio Air Quality Development Authority, Air Quality Revenue (Ohio Valley Electric Corporation Project)	5.63	10/1/19	4,200,000		4,342,674
Port of Greater Cincinnati Development Authority, Tax Increment Development Revenue (Fairfax Village Red Bank Infrastructure Project)	5.63	2/1/36	2,530,000	[b]	2,597,728
Southeastern Ohio Port Authority, Hospital Facilities Improvement Revenue (Memorial Health System Obligated Group Project)	6.00	12/1/42	2,000,000		2,199,020
Southeastern Ohio Port Authority, Hospital Facilities Improvement Revenue (Memorial Health System Obligated Group Project)	5.00	12/1/43	1,000,000		1,036,990
				31,964,060
Oregon - .4%
Warm Springs Reservation Confederated Tribes, Hydroelectric Revenue (Pelton Round Butte Project)	6.38	11/1/33	1,500,000		1,587,435
Pennsylvania - 2.3%
Crawford County Hospital Authority, HR (Meadville Medical Center Project)	6.00	6/1/46	1,000,000		1,054,680
Philadelphia, GO (Prerefunded)	6.50	8/1/20	4,700,000	[d]	5,287,735
Tender Option Bond Trust Receipts (Series 2016-XM0373), 6/1/2041, (Geisinger Authority, Health System Revenue (Geisinger Health System)) Non-recourse	5.13	6/1/35	3,000,000	[b,c]	3,227,400
				9,569,815
Rhode Island - 1.3%
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligated Group Issue) (Insured; Assured Guaranty Corp.) (Prerefunded)	7.00	5/15/19	5,000,000	[d]	5,391,450

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
South Carolina - 2.8%
Tender Option Bond Trust Receipts (Series 2016-XM0384), 12/1/2043, (South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)) Non-recourse	5.13	6/1/37	10,200,000	[b,c]	11,263,758
Tennessee - 2.3%
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board, Revenue (The Vanderbilt University) (Prerefunded)	5.50	10/1/19	2,050,000	[d]	2,193,951
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board, Revenue (The Vanderbilt University) (Prerefunded)	5.50	10/1/19	450,000	[d]	481,176
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board, Revenue (The Vanderbilt University) (Prerefunded)	5.50	10/1/19	3,000,000	[d]	3,210,660
Tender Option Bond Trust Receipts (Series 2016-XM0388), 7/1/2040, (Metropolitan Government of Nashville and Davidson County, Water and Sewer Revenue) Non-recourse	5.00	7/1/21	3,000,000	[b,c]	3,377,775
				9,263,562
Texas - 16.7%
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/45	1,500,000		1,674,975
Clifton Higher Education Finance Corporation, Education Revenue (International Leadership of Texas)	5.75	8/15/45	2,500,000		2,682,725
Clifton Higher Education Finance Corporation, Education Revenue (Uplift Education)	4.50	12/1/44	2,500,000		2,559,400
Harris County Health Facilities Development Corporation, HR (Memorial Hermann Healthcare System) (Prerefunded)	7.25	12/1/18	7,290,000	[d]	7,711,508
Harris County-Houston Sports Authority, Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	0.00	11/15/51	7,500,000	[e]	1,579,425
Houston, Combined Utility System First Lien Revenue (Insured; Assured Guaranty Corp.)	6.00	11/15/36	230,000		245,205

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Texas - 16.7% (continued)
Houston, Combined Utility System First Lien Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	6.00	5/15/19	4,770,000	[d]	5,068,316
Love Field Airport Modernization Corporation, Special Facilities Revenue (Southwest Airlines Company - Love Field Modernization Program Project)	5.00	11/1/28	1,000,000		1,101,660
New Hope Cultural Education Facilities Finance Corporation, Student Housing Revenue (National Campus and Community Development Corporation - College Station Properties LLC - Texas A&M University Project)	5.00	7/1/35	500,000		441,615
North Texas Tollway Authority, First Tier System Revenue (Insured; Assured Guaranty Corp.)	5.75	1/1/40	1,575,000		1,580,292
North Texas Tollway Authority, First Tier System Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	5.75	1/1/18	2,000,000	[d]	2,006,720
Tarrant County Cultural Education Facilities Finance Corporation, Retirement Facility Revenue (Buckingham Senior Living Community, Inc. Project)	5.50	11/15/45	3,000,000		3,059,850
Tender Option Bond Trust Receipts (Series 2016-XM0377), 2/1/2043, (San Antonio, Electric and Gas Systems Junior Lien Revenue) Non-recourse	5.00	2/1/21	12,450,000	[b,c]	13,857,099
Tender Option Bond Trust Receipts (Series 2016-XM0443), 5/15/2039, (Texas A&M University System Board of Regents, Financing System Revenue) Recourse	5.00	5/15/39	13,160,000	[b,c]	14,201,585
Tender Option Bond Trust Receipts (Series 2017-XF2422), 8/15/2040, (Leander Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)) Recourse	5.00	8/15/40	9,997,299	[b,c]	10,551,749
Texas Department of Housing and Community Affairs, Home Mortgage Revenue (Collateralized: FHLMC, FNMA and GNMA)	12.12	7/2/24	50,000	[f]	51,819
				68,373,943

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Virginia - 4.1%
Chesterfield County Economic Development Authority, Retirement Facilities First Mortgage Revenue (Brandermill Woods Project)	5.13	1/1/43	700,000		725,592
Henrico County Industrial Development Authority, Revenue (Bon Secours Health System, Inc.) (Insured; Assured Guaranty Municipal Corp.)	9.40	8/23/27	5,800,000	[f]	7,338,624
Virginia College Building Authority, Educational Facilities Revenue (Marymount University Project) (Green Bonds)	5.00	7/1/45	1,000,000	[b]	1,068,810
Virginia Small Business Financing Authority, Private Activity Revenue (Transform 66 P3 Project)	5.00	12/31/52	4,100,000		4,571,746
Washington County Industrial Development Authority, HR (Mountain States Health Alliance)	7.75	7/1/38	3,000,000		3,180,480
				16,885,252
Washington - 3.5%
Tender Option Bond Trust Receipts (Series 2017-XF2423), 1/1/2029, (King County, Server Revenue) Recourse	5.00	1/1/29	8,577,246	[b,c]	9,390,501
Washington Health Care Facilities Authority, Mortgage Revenue (Highline Medical Center) (Collateralized; FHA) (Prerefunded)	6.25	8/1/18	2,975,000	[d]	3,068,147
Washington Housing Finance Commission, Nonprofit Housing Revenue (Presbyterian Retirement Communities Northwest Projects)	5.00	1/1/51	1,700,000	[b]	1,783,368
				14,242,016
West Virginia - 1.4%
The County Commission of Harrison County, SWDR (Allegheny Energy Supply Company, LLC Harrison Station Project)	5.50	10/15/37	5,670,000		5,677,201
Wisconsin - .4%
Public Finance Authority of Wisconsin, Higher Education Facilities Revenue (Gannon University Project)	5.00	5/1/42	750,000		815,655

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Wisconsin - .4% (continued)
Public Finance Authority of Wisconsin, Senior Living Revenue (Mary's Woods At Marylhurst Project)	5.25	5/15/42	750,000	[b] 816,450
				1,632,105
U.S. Related - 1.2%
Puerto Rico Commonwealth, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	2,500,000	2,552,000
Puerto Rico Highway & Transportation Authority, Highway Revenue (Insured; Assured Guaranty Municipal Corporation)	5.25	7/1/34	2,000,000	2,193,560
				4,745,560
Total Long-Term Municipal Investments (cost $561,839,075)			605,467,830

Short-Term Municipal Investments - .2%
California - .2%
Southern California Public Power Authority, Revenue (Magnolia Power Project) (LOC; U.S. Bank NA) (cost $1,000,000)	0.83	12/1/17	1,000,000	[g] 1,000,000
Total Investments (cost $562,839,075)			148.2%	606,467,830
Liabilities, Less Cash and Receivables			(25.5%)	(104,372,628)
Preferred Stock, at redemption value			(22.7%)	(93,000,000)
Net Assets Applicable to Common Shareholders			100.0%	409,095,202

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, these securities were valued at $238,968,486 or 58.41% of net assets.

c Collateral for floating rate borrowings.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f Inverse floater security—the interest rate is subject to change periodically. Rate shown is the interest rate in effect at November 30, 2017.

g The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Education	24.0
Prerefunded	23.1
Health Care	17.3
Special Tax	16.3
Utility-Electric	14.5
Utility-Water and Sewer	14.2
Transportation Services	9.6
State/Territory	6.5
Asset-Backed	5.7
Industrial	4.4
Pollution Control	2.9
Resource Recovery	1.9
Housing	1.5
City	1.4
County	.4
Other	4.5
148.2

† Based on net assets applicable to Common Shareholders.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	562,839,075	606,467,830
Cash		1,164,469
Interest receivable		9,139,360
Prepaid expenses		8,544
		616,780,203
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		274,651
Payable for floating rate notes issued—Note 3		109,668,507
Payable for investment securities purchased		4,050,796
Interest and expense payable related to floating rate notes issued—Note 3		487,911
Dividends payable to Preferred Shareholders		10,651
Commissions payable—Note 1		8,451
Accrued expenses		184,034
		114,685,001
Auction Preferred Stock, Series A, B and C, par value $.001 per share (3,720 shares issued and outstanding at $25,000 per share liquidation value)—Note 1		93,000,000
Net Assets Applicable to Common Shareholders ($)		409,095,202
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (49,337,173 shares issued and outstanding)		49,337
Paid-in capital		394,166,230
Accumulated undistributed investment income—net		549,801
Accumulated net realized gain (loss) on investments		(29,298,921)
Accumulated net unrealized appreciation (depreciation) on investments		43,628,755
Net Assets Applicable to Common Shareholders ($)		409,095,202
Shares Outstanding
(110 million shares authorized)		49,337,173
Net Asset Value Per Share of Common Stock ($)		8.29

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2017

Investment Income ($):
Interest Income	29,501,250
Expenses:
Investment advisory fee—Note 2(a)	2,526,741
Interest and expense related to floating rate notes issued—Note 3	1,455,682
Administration fee—Note 2(a)	1,263,371
Commission fees—Note 1	173,728
Professional fees	113,904
Shareholders’ reports	67,479
Directors’ fees and expenses—Note 2(c)	67,477
Registration fees	56,075
Shareholder servicing costs	9,250
Custodian fees—Note 2(b)	1,654
Miscellaneous	59,277
Total Expenses	5,794,638
Less—reduction in expenses due to undertaking—Note 2(a)	(505,348)
Less—reduction in fees due to earnings credits—Note 2(b)	(1,654)
Net Expenses	5,287,636
Investment Income—Net	24,213,614
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	993,911
Net unrealized appreciation (depreciation) on investments	5,677,368
Net Realized and Unrealized Gain (Loss) on Investments	6,671,279
Dividends to Preferred Shareholders	(1,227,552)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	29,657,341

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended November 30, 2017

Cash Flows from Operating Activities ($):
Interest received	29,488,112
Operating expenses paid	(3,820,032)
Dividends paid to Preferred Shareholders	(1,225,752)
Purchases of portfolio securities	(61,007,941)
Net purchase of short-term portfolio securities	(1,000,000)
Proceeds from sales of portfolio securities	55,573,753
Net Cash Provided by Operating Activities		18,008,140
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(23,092,758)
Interest and expense related to floating rate notes issued paid	(1,317,158)
Net Cash Used in Financing Activities		(24,409,916)
Decrease in cash		(6,401,776)
Cash at beginning of period		7,566,245
Cash at end of period		1,164,469
Reconciliation of Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations		29,657,341
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities ($):
Increase in investments in securities, at cost		(27,759,676)
Increase in payable for investment securities purchased		4,050,796
Increase in interest receivable		(256,460)
Decrease in prepaid expenses		7,979
Increase in commissions payable and accrued expenses		4,974
Decrease in Due to The Dreyfus Corporation and affiliates		(1,031)
Increase in dividends payable to Preferred Shareholders		1,800
Increase in payable for floating rate notes issued		16,300,000
Interest and expense related to floating rate notes issued		1,455,682
Net unrealized appreciation on investments		(5,677,368)
Net amortization of premiums on investments		224,103
Net Cash Provided by Operating Activities		18,008,140

Supplemental disclosure of cash flow information ($):
Reinvestment of dividends		1,427,387

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2017	2016
Operations ($):
Investment income—net	24,213,614	24,408,267
Net realized gain (loss) on investments	993,911	3,135,658
Net unrealized appreciation (depreciation) on investments	5,677,368	(22,112,828)
Dividends to Preferred Shareholders	(1,227,552)	(626,875)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	29,657,341	4,804,222
Dividends to Common Shareholders from ($):
Investment income—net	(24,520,145)	(24,458,867)
Capital Stock Transactions ($):
Distributions reinvested	1,427,387	752,977
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,427,387	752,977
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	6,564,583	(18,901,668)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	402,530,619	421,432,287
End of Period	409,095,202	402,530,619
Undistributed investment income—net	549,801	2,274,124
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	170,196	84,611

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	8.19	8.59	8.57	7.94	9.30
Investment Operations:
Investment income—net[a]	.49	.50	.52	.52	.53
Net realized and unrealized gain (loss) on investments	.13	(.39)	(.00)[b]	.68	(1.31)
Dividends to Preferred Shareholders from investment income—net	(.02)	(.01)	(.00)[b]	(.00)[b]	(.01)
Total from Investment Operations	.60	.10	.52	1.20	(.79)
Distributions to Common Shareholders:
Dividends from investment income—net	(.50)	(.50)	(.50)	(.57)	(.57)
Net asset value, end of period	8.29	8.19	8.59	8.57	7.94
Market value, end of period	8.40	8.07	7.95	7.88	7.31
Total Return (%)[c]	10.46	7.55	7.41	15.77	(20.01)

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
	2017	2016	2015	2014	2013
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[d]	1.41	1.24	1.19	1.21	1.24
Ratio of net expenses to average net assets applicable to Common Stock[d]	1.28	1.12	1.07	1.09	1.11
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[d]	.35	.21	.15	.16	.11
Ratio of net investment income to average net assets applicable to Common Stock[d]	5.87	5.67	6.10	6.25	6.21
Ratio of total expenses to total average net assets	1.15	1.02	.98	.99	.94
Ratio of net expenses to total average net assets	1.05	.92	.88	.89	.84
Ratio of interest and expense related to floating rate notes issued to total average net assets	.29	.17	.13	.13	.08
Ratio of net investment income to total average net assets	4.79	4.66	4.99	5.07	4.70
Portfolio Turnover Rate	11.20	12.90	15.27	7.29	20.27
Asset Coverage of Preferred Stock, end of period	540	533	553	552	428
Net Assets, applicable to Common Shareholders, end of period ($ x 1,000)	409,095	402,531	421,432	420,435	389,692
Preferred Stock Outstanding, end of period ($ x 1,000)	93,000	93,000	93,000	93,000	118,800
Floating Rate Notes Outstanding, end of period ($ x 1,000)	109,669	93,369	98,469	103,469	103,469

a Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c Calculated based on market value.

d Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DSM.

The fund has outstanding 1,240 shares each of Series A, Series B and Series C Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and Hans C. Mautner as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	-	606,467,830	-	606,467,830
Liabilities ($)
Floating Rate Notes†	-	(109,668,507)	-	(109,668,507)

† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS (continued)

At November 30, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On November 29, 2017, the Board declared a cash dividend of $.0415 per share from investment income-net, payable on December 29, 2017 to Common Shareholders of record as of the close of business on December 14, 2017. The ex-dividend date was December 13, 2017.

(d) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of November 30, 2017, for each Series of APS were as follows: Series A-1.573%, Series B-1.590% and Series C-1.558%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received.

The average dividend rates for the period ended November 30, 2017 for each Series of APS were as follows: Series A-1.324%, Series B-1.321% and Series C-1.315%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $2,339,207, accumulated capital losses $29,921,768 and unrealized appreciation $44,251,602.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2017. If not applied, $5,075,623 of the carryover expires in fiscal year 2018 and $21,871,958 expires in fiscal year 2019. The fund has $1,806,188 of post-enactment short-term capital losses and $1,167,999 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2017 and November 30, 2016 were as

NOTES TO FINANCIAL STATEMENTS (continued)

follows: tax-exempt income $25,589,008 and $24,990,329, and ordinary income $158,689 and $95,413, respectively.

During the period ended November 30, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, capital loss carryover expiration, consent fees and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $190,240, increased accumulated net realized gain (loss) on investments by $20,269,530 and decreased paid-in capital by $20,079,290. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The fund also has an administration agreement with Dreyfus and a custody agreement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of Dreyfus. The fund pays in the aggregate for administration, custody and transfer agency services, a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS. All out-of-pocket transfer agency and custody expenses, including custody transaction expenses, are paid separately by the fund.

Dreyfus has currently undertaken, from December 1, 2016 through May 31, 2018, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $505,348 during the period ended November 30, 2017.

(b) The fund compensates the Custodian under a custody agreement for providing custodial services for the fund. These fees are determined based on transaction activity. During the period ended November 30, 2017, the fund was charged $1,654 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement. These fees were offset by earnings credits of $1,654.

The fund has an arrangement with the Custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended November 30, 2017, the fund was charged $6,740 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $207,653, Administration fees $103,826, Custodian fees $219 and Chief Compliance Officer fees $4,483, which are offset against an expense reimbursement currently in effect in the amount of $41,530.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2017, amounted to $65,058,737 and $55,573,753, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis,

NOTES TO FINANCIAL STATEMENTS (continued)

the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2017 was approximately $99,789,300, with a related weighted average annualized interest rate of 1.46%.

At November 30, 2017, the cost of investments for federal income tax purposes was $452,547,721; accordingly, accumulated net unrealized appreciation on investments was $44,251,602, consisting of $45,010,612 gross unrealized appreciation and $759,010 gross unrealized depreciation.

NOTE 4—Subsequent Event:

On November 28, 2017, the fund’s Board authorized the fund to commence a tender offer to purchase up to 100% of the fund’s outstanding ARPS at a price per share equal to 95% of the liquidation preference of $25,000 per share (or $23,750 per share), plus any unpaid ARPS dividends accrued through the expiration date of the Tender Offer. It is currently anticipated that the leverage provided by any tendered ARPS would be replaced through the creation of tender option bonds (“TOBs”). The Tender Offer is conditional upon, among other things, its creation of TOBs on terms satisfactory to the fund.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc. (the Fund), including the statement of investments, as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
January 25, 2018

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder who has fund shares registered in his or her name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his or her broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his or her broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, should include the Common Shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issues APS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on APS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended November 30, 2017, there were (i) no material changes in the fund’s investment objectives or fundamental investment policies, and (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended November 30, 2017 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $158,689 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 8, 2017.

	Shares
	For	Authority Withheld
To elect three Class III Directors:
Benaree Pratt Wiley†	41,537,738	2,467,694
Burton N. Wallack†	41,425,163	2,580,269
Hans C. Mautner††	1,963	40

† The terms of these Class III Directors expire in 2020.

†† Elected solely by APS holders; Common Shareholders not entitled to vote. The term of this Class III Director expires in 2020. As of November 30, 2017 the Director is an Emeritus Board Member.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on October 30-31, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives stated that the fund is a closed-end fund without daily inflows and outflows of capital, and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance on a net asset value basis was at the Performance Group median for the various periods except for the one- and five-year periods when it was slightly below median and was above the Performance Universe medians for the one-, two- and three-year periods and slightly below the Performance Universe medians in the four-, five- and ten-year periods. The Board also considered that the fund’s total return performance on a market price basis was at or above the Performance Group and Performance Universe medians for all periods, except for the five-year period when it was slightly below the Performance Universe median.

The Board also considered that the fund’s yield performance on a net asset value basis was at or above the Performance Group medians for seven of the ten one-year periods ended September 30th, and above the Performance Universe medians for nine of the ten one-year periods; and on a market price basis the fund’s yield performance was at or above the Performance Group medians for eight of the ten one-year periods ended September 30th and above the Performance Universe medians for seven of the ten one-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average, noting that the fund’s total returns were higher than the Broadridge category average in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, based on common assets alone, the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians. The Board also considered that based on common and leveraged assets together, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians. Dreyfus representatives stated that Dreyfus has agreed to extend its agreement to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets, including the net assets representing auction preferred stock outstanding, through May 31, 2018.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, stating that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Current term expires in 2018.

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Joni Evans (75)

Board Member (2006)

Current term expires in 2018.

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (70)

Board Member (2017)

Current term expires in 2018.

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

Ehud Houminer (77)

Board Member (1994)

Current term expires in 2019.

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Robin A. Melvin (54)

Board Member (1995)

Current term expires in 2019.

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 100

———————

Burton N. Wallack (67)

Board Member (2006)

Current term expires in 2020.

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 22

———————

Benaree Pratt Wiley (71)

Board Member (1989)

Current term expires in 2020.

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2006)

Current term expires in 2019.

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NOTES

NOTES

OFFICERS AND DIRECTORS
Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Gordon J. Davis†	Robert Salviolo
Joni Evans	Robert Svagna
Joan Gulley	Chief Compliance Officer
Ehud Houminer	Joseph W. Connolly
Robin A. Melvin ††	Portfolio Managers
Burton N. Wallack	Daniel A. Rabasco
Benaree Pratt Wiley	Jeffrey B. Burger
† Interested Board Member
†† Elected by APS Holders
Officers	Investment Adviser and Administrator
President	The Dreyfus Corporation
Bradley J. Skapyak	Custodian
Chief Legal Officer	The Bank of New York Mellon
Bennett A. MacDougall	Counsel
Vice President and Secretary	Proskauer Rose LLP
Janette E. Farragher	Transfer Agent,
Vice President and Secretaries	Dividend -Paying Agent
James Bitetto	Disbursing Agent and Registrar
Joseph M. Chioffi	Computershare Inc.
Maureen E. Kane	(Common Stock)
Sarah S. Kelleher	Deutsche Bank Trust Company America
Jeff Prusnofsky	(Auction Preferred Stock)
Natalya Zelensky	Auction Agent
Treasurer	Deutsche Bank Trust Company America
James Windels	(Auction Preferred Stock)
Assistant Treasurers	Stock Exchange Listing
Richard Cassaro	NYSE Symbol: DSM
Gavin C. Reilly	Initial SEC Effective Date
Robert S. Robol	11/22/89

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Investment Adviser and Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DSM

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0852AR1117A

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).  Ehud Houminer is “independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,561 in 2016 and $36,450 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $28,336 in 2016 and $31,804 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with the provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,876 in 2016 and $3,503 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $306 in 2016 and $0 in 2017.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,065,758 in 2016 and $31,197,139 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of all of the non-interested Board members, who are:   Joseph S. DiMartino, Joni Evans, Joan L. Gulley, Ehud Houminer, Robin A. Melvin, Burton N. Wallack, and Benaree P. Wiley.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to The Dreyfus Corporation ("Dreyfus") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the funds' portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of November 30, 2017:

Daniel A. Rabasco and Jeffrey Burger of Standish Mellon Asset Management LLC (“Standish”), an affiliate of The Dreyfus Corporation, are primarily responsible for the day-to-day management of the registrant’s portfolio.

Mr. Burger, a Portfolio Manager for Tax Sensitive Strategies at Standish, has served as a primary portfolio manager of the fund since July 2014.  He has been employed as a portfolio manager and analyst at Standish since 2006.

Mr. Rabasco, the Chief Investment Officer for Tax Sensitive Fixed-Income at Standish, has served as a primary portfolio manager of the fund since July 2016.  He has been employed at Standish since 1998.

(a)(2) The following information is as of the Registrant’s most recently completed fiscal year:

Portfolio Manager	Registered Investment Company	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Jeffrey Burger	11	$4.7 billion	2	$507 million	430	$1.2 billion

Daniel Rabasco	11	$5.4 billion	4	$1.6 billion	70	$4.3 billion

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

(a)(3) Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio managers is as follows as of the end of the Fund’s fiscal year:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Jeffrey Burger	Dreyfus Strategic Municipal Bond Fund, Inc.	None

Daniel Rabasco	Dreyfus Strategic Municipal Bond Fund, Inc.	None

(b) Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and               Affiliated Purchasers.

                        None.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipal Bond Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 16, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 16, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)